UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021
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GUILD HOLDINGS COMPANY
(Exact name of Registrant as Specified in Its Charter)
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Commission file number: 001-39645

Delaware	85-2453154
(State of Incorporation)	(IRS Employer Identification No.)

5887 Copley Drive, San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)
(858) 560-6330
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	GHLD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2021 (the “Closing Date”), Guild Holdings Company, a Delaware corporation (the “Company”) and Guild Mortgage Company LLC, a wholly-owned subsidiary of the Company, consummated the previously announced business combination pursuant to a definitive merger agreement, dated May 10, 2021 (the “Merger Agreement”), by and among the Company, Guild Mortgage Company LLC, Project Regal Merger Sub, Inc. (“Merger Sub”), a Delaware corporation, Residential Mortgage Services Holdings, Inc., a Delaware corporation (“Holdings”), a Delaware corporation, and RMS Shareholder Representative, LLC, a Delaware limited liability company.

As a result of the business combination, Merger Sub merged with and into Holdings, in accordance with the terms of the Merger Agreement and the Delaware General Corporation Law (the “DGCL”). Accordingly, upon consummation of the transaction, Merger Sub ceased to exist and Holdings became a wholly-owned subsidiary of Guild Mortgage Company LLC.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The financial statements required by this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b)    Pro Forma Financial Information.

The pro forma financial information required by this item are not included with this initial report. The required pro forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILD HOLDINGS COMPANY

Date: July 2, 2021	By:	/s/ Desiree A. Elwell
Desiree A. Elwell
Chief Financial Officer
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